                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report, dated January 17, 2001, included in this Form 10-K, into the Company's previously filed Registration Statements, on Form S-8 File Nos. 33-58747 and 33-58743, and on Form S-3, File no. 333-79947

ARTHUR ANDERSEN LLP

Roseland, New Jersey
January 29, 2001